ELECTRIC & GAS TECHNOLOGY, INC.

                               3233 W. Kingsley Rd

                              Garland, Texas 75041

                                 (972) 840-3223

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 31, 2006
                                   ----------

To the Stockholders:

The Annual Meeting of the Stockholders of Electric & Gas Technology, Inc. (the Company or ELGT) will be held on Friday, March 31, 2006, at 4:00 p.m. CST, at the Company's offices at 3233 W. Kingsley Rd, Garland, Texas 75041, for the following purposes:

         o To elect four (4) directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

         o To consider and act upon a proposal to ratify the appointment of independent public accountants for fiscal 2006.

         o To transact such other business as may properly come before the meeting and all adjournments thereof.

Only stockholders of record at the close of business on February 15, 2006 will be entitled to notice of, and to vote at, said meeting. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

All stockholders are cordially invited to attend the meeting in person; however, to assure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if a proxy has been submitted previously.

                                              By order of the Board of Directors

                                              George M. Johnston, Secretary

            PLEASE SIGN, DATE AND RETURN PROXY IN ENCLOSED ENVELOPE.

               NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

            YOU MAY WITHDRAW PROXY AND VOTE IN PERSON IF YOU ATTEND.

                         ELECTRIC & GAS TECHNOLOGY, INC.

                               3233 W. Kingsley Rd

                              Garland, Texas 75041

                                  972-840-3223


                                 PROXY STATEMENT
                                   -----------

This proxy statement is furnished to stockholders of Electric & Gas Technology, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3233 W. Kingsley Rd, Garland, Texas 75041, on Friday, March 31, 2006, at 4:00 p.m. CST, and all adjournments thereof. The Company's Annual Report for its fiscal year ended July 31, 2005, including financial statements, and this proxy statement and form of proxy/voting instruction card ("proxy card" or "proxy") are being mailed to the stockholders commencing March 10, 2006.

                                     VOTING

Only stockholders of record at the close of business on February 15, 2006 are entitled to notice of, and to vote at, the meeting. At that date, there were 7,966,979 outstanding shares of Common Stock, $.01 par value. Each share is entitled to one vote.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (1) giving notice to ELGT of such revocation; (2) voting in person at the meeting; or (3) executing and delivering a proxy bearing a later date.

All properly executed proxies not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions specified in the form of proxy will be voted in favor of management's nominees to the Board of Directors and ratification of Turner, Stone & Company as the Company's auditors. If any other matters are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting the proxies. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted, but only by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the meeting and voting in person. Only votes cast in person or by proxy will be counted at the meeting. Abstentions will be reflected in the minutes of the meeting.

                            EXPENSES OF SOLICITATION

The cost of soliciting proxies will be paid by the Company. Solicitation of proxies may be accomplished by use of mail, telephone or telegraph by the directors, officers or regular employees of ELGT. The Company may request persons holding stock in their name for others or in the names of nominees for others, to obtain proxies from their principals and the Company will reimburse such persons for their expenses in so doing. The cost involving postage, telephone, legal, accounting, printing and stock transfer requirements, for the solicitation of proxies is estimated to be no greater than $15,000.

                            1. ELECTION OF DIRECTORS

The By-laws of the Company provide that the number of Directors to be elected at any meeting of stockholders shall be determined by the Board of Directors. The Board has determined that four directors of which two are non-management nominees shall be elected at the Annual Meeting.

The following four (4) persons are nominees for re-election as Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of Proxy to nominate and vote for the persons named. The following sets forth the names of the nominees and related information:

Name                   Age    Position with the Company
----                   ---    -------------------------

S. Mort Zimmerman*     78     Chairman of the Board & Director

Daniel A. Zimmerman*   45     President, Chief Executive Officer & Director

George M. Johnston     60     Vice President, Chief Financial Officer & Director

Fred M. Updegraff      71     Director

* S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

S. Mort Zimmerman: Mr. Zimmerman has been Chairman of the Board of the Company since its formation in March 1985. From that time until 2004, he also served as its Chief Executive Officer. Throughout his career, Mr. Zimmerman has been both a prolific inventor and entrepreneur. He holds a number of United States Patents dating back to 1958. He has been responsible for starting or acquiring numerous companies and has served as Chairman of several, including the Intercontinental Manufacturing Company, Video Science Technology, Inc. and four independent banking institutions. Mr. Zimmerman is also on the Board of Directors for DOL Resources, Inc. Mr. Zimmerman holds a Bachelor of Science in Electrical Engineering from Pacific International University, and has also attended Georgia Institute of Technology and Oglethorpe University.

Daniel A. Zimmerman: Mr. Zimmerman has served as ELGT's President since 2002 and Chief Executive Officer since 2004. Prior to that time, he served as President of Reynolds Equipment Company from 1992 and in various management capacities within Reynolds from 1982. He has served on the ELGT Board of Directors since 1989. Mr. Zimmerman has also served on the board of public and private companies, including an industrial holding company, an investment company and a financial institution. He has more that twenty years management experience in industrial products development, manufacturing and marketing as well as experience in mergers, acquisitions, divestitures and public offerings. Mr. Zimmerman is the acting president for DOL Resources, Inc. Mr. Zimmerman received a Liberal Arts Degree from Austin College in 1982.

George M. Johnston, CPA: Mr. Johnston has served as Vice President, Chief Financial Officer and Director of ELGT since November 2002. He received his Bachelor of Business Administration-Accounting from Texas Tech University in 1973. Mr. Johnston has been in private practice since 1995. He has previously held various positions of controllership for companies, including subsidiaries of Texas Instruments, United Technologies and Smith Tool, and has been Chief Financial Officer for a subsidiary of United Technologies and National Presort, Inc. Mr. Johnston has been a Certified Public Accountant licensed in the state of Texas since 1981.

Fred M. Updegraff: Mr. Updegraff served as Vice President and Treasurer of the Company from 1985 until 2003. He has served as a member of the Board of Directors since 1987. Mr. Updegraff is also Vice President, Controller and Director of DOL Resources, a company involved in oil and gas production. Prior to joining ELGT, Mr. Updegraff served as Vice President of a manufacturing company engaged in the manufacture of brass valves for the plumbing industry. Mr. Updegraff holds Bachelor Degrees in Business Administration and Education.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEE

The Board of Directors of the Company held three meetings during the fiscal year ended July 31, 2005. All the incumbent directors attended the meeting.

The Company's Audit Committee consists of Mr. Fred M. Updegraff (Chairman) and Mr. George M. Johnston. The Audit Committee held four meetings during fiscal 2005. Pursuant to the meetings of the Audit Committee it reports that it: (i) reviewed and discussed the Company's audited financial statements with



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

management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from Turner, Stone & Company that it is independent and disclosures regarding such independence as required by Independence Standards
Board  Standard No. 1, and discussed  with auditors the auditors,  independence.
Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's annual report for the Company's fiscal year ending July 31, 2005. The amounts paid to Turner, Stone &
Company related to the 2005 annual financial statement audit and reviews of quarterly financial statements filed in the report on Form 10-KSB were approximately $65,000. The Audit Committee recommends to the Board of Directors the independent public accountants and reviews the scope of the audit and the actual audit performed by them. It is responsible for insuring that the financial statements present fairly the financial condition of the Company.

There are no other standing committees.

        2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation from the Audit Committee, has appointed Turner, Stone & Company as independent public accountants of the Company with respect to its operations for the fiscal year ended July 31, 2005, subject to ratification by the holders of Common Stock of the Company.

                               SECURITY OWNERSHIP

The following table sets forth information regarding the number of shares of Common Stock beneficially owned by the executive officers and directors of the Company and shareholders of the Company known to the Company to be the beneficial owners of more than five (5%) percent of its Common Stock at July 31, 2005:

                                                                              Shares
                                                               Director   Beneficially      (%) of
Name and Age                            Position                 Since        Owned       Outstanding
------------                            --------                 -----        -----       -----------

S. Mort Zimmerman (78)*     Chairman of the Board, and           1985        883,075        12.05%
                            Director

Daniel A. Zimmerman (44)*   President, Chief Executive           1989       2,058,414       28.09%
                            Officer and Director

George M. Johnston (60)     Vice President, Chief Financial      2002        40,000          0.55%
                            Officer and Director

Fred M. Updegraff (71)      Director                             1987        79,683          1.09%

* S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid by the Company for services rendered during its last three fiscal years to Daniel A. Zimmerman, the Company's Chief Executive Officer. All Directors participated in the actions of the Board setting the compensation amounts paid to Mr. Zimmerman. The Board concluded that his salary is less than or comparable to the compensation paid to chief executive officers of other public companies similar in size and revenues to the Company. Summary Compensation Table

                                                          Option      Other
Name                    Year    Salary    Bonus   Awards   Grant   Compensation
----                    ----    ------    -----   ------   -----   ------------

Daniel A. Zimmerman     2005   120,000      -        -       -          -
Daniel A. Zimmerman     2004   108,000      -        -       -       9,112 (a)
                                                                     6,400 (b)
Daniel A. Zimmerman     2003   120,000      -        -       -       9,112 (a)

(a) Company match of 401 (K) employee contributions and expense allowances.
(b) Stock grant of 40,000 shares


                           FILINGS UNDER SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulation to furnish the Company with copies of all section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2005 fiscal year all filing requirements applicable to its officers and directors were complied with.

                              FINANCIAL INFORMATION

Fiscal year ended July 31, 2005 Annual Report and Form 10K-SB of the Company accompanies this proxy statement.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the annual meeting of the Company for fiscal year ended July 31, 2006 must be received by the Company no later than November 1, 2006 for inclusion in its proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is aware of no other matters, other than those described herein, to be brought before the meeting. If any other matter should come before the meeting, the persons named in the enclosed form of Proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.





                                                   George M. Johnston, Secretary

                         ELECTRIC & GAS TECHNOLOGY, INC.

               Proxy Solicited on Behalf of the Board of Directors

              For the Annual Meeting of Stockholders March 31, 2006

The undersigned authorizes Daniel A. Zimmerman and George M. Johnston, as the Proxy Committee, to vote the common stock owned by the undersigned upon the nominees for director, ratification of the appointment of independent public accountants (as described in the Proxy) and upon all other matters brought before the Annual Meeting of Stockholders of Electric & Gas Technology, Inc. and/or adjournment(s) thereof. The Proxy Committee cannot vote your shares unless your Proxy is SIGNED, DATED and RETURNED in a timely manner.

You are encouraged to specify your choices by marking in the appropriate boxes; however, it is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR Items 1 and 2.

         Item 1 Election of Directors:

                                S. Mort Zimmerman

                               Daniel A. Zimmerman

                               George M. Johnston

                                Fred M. Updegraff

         Item   2   Ratification    of   Engagement   of   Independent    Public
         Accountants-Turner, Stone & Company.